Exhibit 32(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of United Rentals, Inc. and United Rentals (North America), Inc. (the “Companies”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), I, William E. Grace, Chief Financial Officer of the Companies, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.
January 25, 2023

/S/ WILLIAM E. GRACE
William E. Grace
Chief Financial Officer